Acquisition	12 Months Ended
Dec. 31, 2016
Acquisition [Abstract]
Acquisition

NOTE 3 – ACQUISITION

On July 1, 2014, the Corporation, Ohio State Bancshares, Inc. (“OSB”) and Rbancshares, Inc. (“Rbancshares”) entered into a Stock Purchase Agreement (the “Purchase Agreement”) pursuant to which the Corporation purchased from OSB all of the issued and outstanding shares of The OSB, an Ohio banking corporation and wholly-owned subsidiary of OSB (the “Acquisition”). Immediately following the acquisition, The OSB was merged into the Bank.  The OSB operated three full-service branches with a main office and one other facility in Marion, Ohio and one branch in Delaware, Ohio.  These offices became branches of the Bank after the acquisition.  The transaction was completed in November, 2014 with assets acquired and deposits assumed being recorded at their estimated fair values as follows:

(in thousands)
Cash	$6,628
Loans	58,537
Securities	6,881
Other stock, at cost	685
Premises and equipment	3,382
Goodwill	1,518
Cash surrender value of life insurance	1,837
Other intangible assets	965
Other real estate owned	52
Other assets, including accrued interest receivable	3,003
Total assets acquired	$83,488

Deposits assumed	$71,096
Federal Home Loan Bank borrowings	8,741
Junior subordinated deferrable interest debentures	2,439
Accrued expenses and other liabilities	1,212
Total liabilities assumed	$83,488

Consideration paid for the transaction was $1,197,000, which included the repayment of debt of $1,191,000 that was owed by The OSB.  Cash acquired at closing is presented above net of the repayment of debt that occurred at closing.  Acquisition-related costs of $935,000 are included in other non-interest operating expenses in the accompanying 2014 consolidated statements of income.  This acquisition is intended to expand the geographical footprint of the Corporation, which will help grow the balance sheet and future earnings.

Cash proceeds from the acquisition were used to repay the Federal Home Loan Bank borrowings that were assumed in the acquisition.

Goodwill of $1,518,000 arising from the acquisition consists largely of synergies and the cost savings expected to result from the combining of operations and is not expected to be deductible for income tax purposes.